Voyageur Mutual Funds III

Delaware Select Growth Fund

Supplement to the Fund’s Summary Prospectus
dated February 25, 2022

Effective immediately, the following replaces the information in the section entitled “Fund summary – Delaware Select Growth Fund – What are the Fund’s principal investment strategies?”:

The Fund invests primarily in common stocks of companies that its Manager believes have long-term capital appreciation potential and are expected to grow faster than the US economy. The Manager will consider companies of any size or market capitalization.

In selecting securities for the Fund, the Manager begins its investment process by screening companies based on profitability (capital returns and margins) and growth (sales and earnings), while simultaneously utilizing fundamental analysis to assess any unique business attributes that validate those financial characteristics. The Manager uses a bottom-up (researching individual issuers) strategy in selecting securities for the Fund. The Manager seeks to invest for the Fund in companies that it believes possess a structural competitive advantage or durable market leadership position. The Manager looks for companies which serve large addressable markets with a demonstrated ability to sustain unit growth and high profitability. The Manager also seeks to invest in companies that it believes have improving growth prospects or improving levels of profitability and returns.

The Manager’s process for selecting stocks is based primarily on fundamental research, but does utilize quantitative analysis during the screening process. From a quantitative standpoint, the Manager concentrates on the level of profitability, capital intensity, cash flow and capital allocation measures, as well as earnings growth rates and valuations. The Manager’s fundamental research effort tries to identify those companies that it believes possess a sustainable competitive advantage, an important characteristic which typically enables a company to generate above-average levels of profitability and the ability to sustain growth over the long term.

The Fund may invest in real estate investment trusts (REITs).

Under normal circumstances, the Fund generally holds 30 to 50 stocks, although from time to time the Fund may hold more or fewer names depending on the Manager’s assessment of the investment opportunities available.

The Manager typically holds a mix of different stocks, representing a wide array of industries and a mix of small-, medium-, and large-sized companies.

The Manager may permit its affiliates, Macquarie Funds Management Hong Kong Limited (MFMHKL) and Macquarie Investment Management Global Limited (MIMGL), to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

Effective immediately, the following replaces the information in the section entitled “Fund summary – Delaware Select Growth Fund – Who manages the Fund? – Investment manager”:

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio manager	Title with Delaware Management	Start date on the
	Company	Fund
Bradley M. Klapmeyer	Managing Director, Senior Portfolio Manager	December 2022
Brad Angermeier	Managing Director, Senior Portfolio Manager	December 2022

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated December 5, 2022.